American United Life Pooled Equity Fund B

                                BOARD OF MANAGERS
  JAMES W. MURPHY, Chairman
Senior Vice President,
Corporate Finance, AUL
  RONALD D. ANDERSON  Professor,
Kelley School of Business,
Indiana University, Indianapolis, Indiana
  LESLIE LENKOWSKY  Professor,
Indiana University Center of Philanthropy,
Indianapolis, Indiana
  R. STEPHEN RADCLIFFE
Executive Vice President, AUL
  JAMES P. SHANAHAN
Former Senior Vice President,
Pension Division, AUL

  RICHARD A. WACKER  Secretary to the
Board, Associate General Counsel, AUL

                                   CUSTODIAN
  National City Bank  Indianapolis, Indiana

                                 LEGAL COUNSEL
  Ice Miller Donadio
  & Ryan  Indianapolis, Indiana

                               INVESTMENT MANAGER
  American United Life
  Insurance Company Indianapolis, Indiana
G. David Sapp,
Senior Vice President,  Investments

     This Report and the financial statements contained herein are for the general information of the partici-pants. The report is not to be distributed to pro-spective investors as sales literature unless preceded or accompanied by an effective Prospectus which contains further information concerning the sales charge, expenses and other pertinent information.


     American
     United
     Life
     Pooled
     Equity
     Fund B

     Annual Report
     as of
     December 31, 1999

A Message
From
The Chairman of the Board
of Managers


To All Participants in Fund B

It is with great pleasure that I welcome you to the year 2000. Although doomsayers hypothesized potential calamities due to year 2000 computer problems, I am happy to announce an uneventful transition into this new era.

The year 1999 can be characterized by its excesses. Technology companies rocketed to new highs even though the majority of stocks registered poor performance. New records were set in the IPO (initial public offering) market with well know names such as UPS and Goldman Sachs. Technology start-ups were prolific as investors seemed to have an insatiable appetite for Internet retailers, web-site operators and anything carrying the dot-com title. It was also the year of megamergers, the launch of the euro, and the recovery from Asias financial woes.

Politically,  President  Clintons  impeachment  trial  ended  in an  acquittal.
Afterwards, most individuals quickly shifted their focus to the next presidential election. The courts concluded that Microsoft acted as a predatory monopolist. Barriers separating banking and securities firms were lifted, and major U.S. equity markets began extended trading.

The U.S. economic expansion has also been unique in that it has lasted for nine years, making it the longest period of economic growth on record. The fact that our economy has endured only eight months of recession since 1982 is another unparalleled feat.

Although inflation has not been a problem up to now, the Federal Reserve Board felt compelled to take a pre-emptive stance last year by raising the Federal Funds rate on three different occasions. The continued momentum of the economy suggests that the Feds credit tightening had little apparent impact. The Federal Reserve is expected to raise rates further this year to help achieve a sustainable rate of economic growth.

Most economists are expecting the economy to continue on its current path, but to moderate somewhat from current levels. The equity market is also expected to report positive returns, but could experience a change or moderation in leadership. We encourage your careful review of the comments of the Portfolio Manager on the following page.

Investment performance for Fund B for calendar year 1999 was -0.8%. This performance is net of investment advisory fees but does not reflect mortality and expense risk charges and other charges that may be incurred when investing in a variable annuity contract.

                                                              /s/James W. Murphy
                                                                 James W. Murphy
                                               Chairman of the Board of Managers


Indianapolis, Indiana
January 31, 2000

A Message
From
Kathryn Hudspeth,
Portfolio Manager
of Fund B


Fund B invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. The Portfolio uses a value-driven approach in selecting securities, concentrating on companies which appear undervalued compared to the market and to their own historic valuation levels.

Last year was extremely volatile for the stock market with most major equity indices ending the year in record territory. Yet these impressive gains masked the narrowness and deterioration of the overall market. Over half of the companies included in the S&P 500 posted negative returns for 1999. Nearly 70% of the stocks listed on the NYSE declined in value last year. In essence, the bull market of 1999 was driven primarily by one sector, which was technology.

The technology sector, which has experienced high earnings growth rates in recent years, staged its own raging bull market while the rest of the marketplace languished. Whether through on-line shopping, new computer operating systems, or simply expanded use of personal computers or cellular telephones, this seemed to be the only theme that investors found appealing during the year. Most investors seemed willing to buy these companies regardless of their price or valuation. Investors deciding not to be overweighted in this narrow leadership experienced relatively poor performance.

Fund B, which invests in value companies, utilizes a disciplined, value approach when selecting companies. Since technology companies trading at excessive premiums relative to the marketplace cannot normally be justified as value companies, Fund B was underweighted in this sector last year. This was the primary reason why the investment return for Fund B lagged the return of the S&P 500, a commonly used stock benchmark. In an environment where the merits of fundamentals have been overlooked, the common reaction has been to put aside the traditional valuation tools and jump onto the technology bandwagon. While this was, no doubt, a very successful strategy last year, it is unlikely that this extended sector can continue at its current pace indefinitely.

Instead, we believe superior investment opportunities exist in strong, well-managed companies with improving fundamentals which are trading at historically low valuations. As a result, Fund B has heavy positions in commodity and cyclical companies, many of which have lagged the market in recent years due to weak commodity prices and slower earnings growth. However, commodity prices are beginning to firm, and we expect dramatic earnings improvement for these companies. As earnings begin to increase, this improvement should be reflected in stock prices, a process which was already occurring by the end of last year.

The exuberance in the technology sector has caused widely divergent trends in pricing and valuation. With technology trading at historically expensive levels, there appears to be little room (if any) for error with regard to earnings performance for these companies. If the market broadens out, it would improve the prospects for value stocks which are posed for a dramatic recovery in relative earnings momentum. We believe that valuation should matter once again.

American United Life Pooled Equity Fund B

                    Fund B            S&P 500
Date      Year   Hypothetical      Hypothetical
                    $10,000           $10,000
                  Investment        Investment

12/89     1989      10,000            10,000
 3/90     1990       9,854             9,699
 6/90     1990      10,255            10,309
 9/90     1990       8,844             8,893
12/90     1990       9,605             9,689
 3/91     1991      11,241            11,097
 6/91     1991      11,563            11,072
 9/91     1991      11,715            11,664
12/91     1991      12,075            12,642
 3/92     1992      12,458            12,322
 6/92     1992      12,579            12,557
 9/92     1992      12,517            12,953
12/92     1992      13,323            13,604
 3/93     1993      14,232            14,199
 6/93     1993      14,303            14,268
 9/93     1993      14,962            14,636
12/93     1993      16,044            14,976
 3/94     1994      16,071            14,408
 6/94     1994      15,774            14,469
 9/94     1994      16,678            15,176
12/94     1994      16,514            15,173
 3/95     1995      17,101            16,651
 6/95     1995      18,539            18,241
 9/95     1995      19,645            19,691
12/95     1995      19,989            20,877
 3/96     1996      20,799            21,998
 6/96     1996      21,726            22,986
 9/96     1996      22,702            23,696
12/96     1996      23,951            25,672
 3/97     1997      24,427            26,360
 6/97     1997      28,172            30,963
 9/97     1997      31,420            33,282
12/97     1997      31,414            34,237
 3/98     1998      34,539            39,013
 6/98     1998      34,470            40,301
 9/98     1998      29,934            36,291
12/98     1998      33,799            44,021
 3/99     1999      33,832            46,208
 6/99     1999      37,534            49,457
 9/99     1999      33,833            46,356
12/99     1999      33,511            53,272

      Average Annual Total Returns for the period ended December 31, 1999


                                               Fund B              S&P 500

One Year                                        (0.8%)               21.0%
Five Years                                      15.2%                28.5%
Ten Years                                       12.9%                18.2%
Value of a hypothetical $10,000
investment made 12/31/89                      $33,511              $53,272


The charts above show the Fund B Portfolios total returns, which include reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. Investors cannot directly invest in an index. S&P 500 is a registered trademark of Standard & Poors Corporation.

Performance numbers are net of all portfolio operating expenses, but do not include any separate account or contract charges. If performance data included the effect of these charges, returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so units may be worth more or less than their original cost when redeemed

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                                       4

Report of Independent Accountants



Board of Managers and Contract Owners
American United Life Pooled Equity Fund B


In our opinion, the accompanying statement of net assets, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American United Life Pooled Equity Fund B (the Fund) at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Funds management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                  /s/ PriceWaterhouseCoopers LLP

Indianapolis,  Indiana
February  7, 2000

(This page is  intentionally  blank.)

                   American United Life Pooled Equity Fund B
                            STATEMENT OF NET ASSETS
                                December 31,1999

Assets:
  Investments at value (cost:  $9,440,223)
  Common stock                                                     $ 9,805,994
  Money market mutual funds                                            507,794
  Receivable for investments sold                                      144,090
  Dividends and interest receivable                                     12,921

      Total assets                                                  10,470,799


Liabilities:                                                                 0


Net Assets:                                                         $10,470,799


Units outstanding                                                       652,584


Accumulation Unit Value                                             $     16.04





    The accompanying notes are an integral part of the financial statements.
                                       7

                    American United Life Pooled Equity Fund B
                             STATEMENT OF OPERATIONS
                      for the year ended December 31, 1999


Net Investment Income:
  Income
   Dividends                                                        $   275,259
   Interest                                                                 903

                                                                        276,162


  Expenses
   Investment management services                                        38,231
   Mortality and expense charges                                        114,696

                                                                        152,927


      Net investment income                                             123,235


Gain on Investments:
  Net realized gain                                                   2,865,670
  Net change in unrealized appreciation                              (3,109,795)

      Net Loss                                                         (244,125)


Decrease in Net Assets from Operations                              $  (120,890)



    The accompanying notes are an integral part of the financial statements.

                    American United Life Pooled Equity Fund B
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                     Year ended     Year ended
                                                    Dec. 31, 1999  Dec. 31, 1998


Operations:
  Net investment income                               $   123,235   $   127,096
  Net realized gain                                     2,865,670     2,519,736
  Net change in unrealized appreciation                (3,109,795)   (1,728,633)

      Increase (Decrease) in net assets from operations  (120,890)      918,199


Changes from Contract Owner Transactions:
  Proceeds from units sold                                101,771       273,438
  Payments for units withdrawn                         (3,241,387)   (1,735,807)
  Payments for units redeemed                              (1,601)       (2,460)

      Decrease                                         (3,141,217)   (1,464,829)


Net decrease in net assets                             (3,262,107)     (546,630)
Net Assets at beginning year                           13,732,906    14,279,536

Net Assets at end of year                             $10,470,799   $13,732,906



Units sold                                                  5,977        17,400
Units withdrawn                                          (194,455)     (108,807)
Units redeemed                                                (60)         (153)


Net decrease in units  outstanding                       (188,538)      (91,560)
Units outstanding at beginning of year                    841,122       932,682

Units outstanding at end of year                          652,584       841,122






    The accompanying notes are an integral part of the financial statements.

               American United Life Pooled Equity Fund B
                             SCHEDULE OF INVESTMENTS
                               December 31, 1999
                                                                      Market
                             Description                 Shares        Value


Common Stock (95.1%)
  Aerospace (3.4%)
   Boeing Co.                                                 2,800 $   116,025
   Precision Castparts Corporation                            8,900     233,625

                                                                        349,650

  Automotive & Auto Parts (9.9%)
   Bandag Inc.                                                9,200     230,000
   Carlisle Companies                                         7,900     284,400
   Ford Motor Co.                                             6,300     335,869
   TBC Corporation*                                          28,100     175,625

                                                                      1,025,894

  Banks & Financial (10.4%)
   Associates First Capital                                   6,898     189,263
   Bank One Corporation                                       4,232     135,424
   Citigroup, Inc.                                            4,916     273,760
   Ohio Casualty Corporation                                 15,800     253,788
   Washington Mutual                                          8,555     221,361

                                                                      1,073,596

  Broadcasting & Publishing (3.4%)
   Chris-Craft Industries, Inc.*                              2,986     215,365
   Meredith Corporation                                       3,200     133,400

                                                                        348,765

  Building (3.8%)
   Fleetwood Enterprises                                     12,700     261,938
   Huttig Building Products                                   1,356       6,693
   Toll Brothers, Inc.                                        6,700     124,788

                                                                        393,419

  Computer Hardware & Software (3.4%)
   Autodesk Software                                          6,800     229,500
   International Business Machines                            1,100     118,662

                                                                        348,162

  Diversified Manufacturing (2.8%)
   Crane Co.                                                  6,100     121,237
   Trinity Industries                                         5,800     164,938

                                                                        286,175


*does not pay cash dividends

    The accompanying notes are an integral part of the financial statements.

                    American United Life Pooled Equity Fund B
                       SCHEDULE OF INVESTMENTS (continued)
                               December 31, 1999

                                                                      Market
                              Description                Shares        Value


Common Stock (95.1%), continued

  Furniture & Apparel (13.8%)
   Hillenbrand Industries, Inc.                               5,800 $   183,787
   Kellwood Corporation                                      10,600     206,038
   Kimball International                                      9,200     151,800
   La Z Boy Chair Company                                    18,100     304,306
   Liz Claiborne, Inc.                                       10,100     380,013
   Reebok International*                                     24,300     198,956

                                                                      1,424,900

  Health Care (1.5%)
   Acuson Corporation*                                        9,700     121,856
   McKesson HBOC, Inc.                                        1,400      31,500

                                                                        153,356

  Machinery (3.0%)
   Baldor Electric Company                                   17,040     308,850

                                                                        308,850

  Metals & Mining (13.1%)
   AK Steel Holding Corporation                              15,500     292,563
   Alcoa, Inc.                                                5,300     439,900
   Cleveland Cliffs, Inc.                                     6,400     199,200
   Oregon Steel Mills, Inc.                                  17,100     135,731
   Phelps Dodge Corporation                                   4,200     282,975

                                                                      1,350,369

  Oil & Oil Services (9.6%)
   Royal Dutch Petroleum Company                              5,300     320,981
   Tidewater, Inc.                                           10,100     363,600
   Valero Energy Corporation                                 15,300     304,088

                                                                        988,669


*does not pay cash dividends

    The accompanying notes are an integral part of the financial statements.

                    American United Life Pooled Equity Fund B
                       SCHEDULE OF INVESTMENTS (continued)
                               December 31, 1999
                                                                       Market
                             Description                  Shares        Value


Common Stock (95.1%), continued
  Retail (5.8%)
   Gymboree Corporation*                                     21,800 $   122,625
   Lands End, Inc.*                                           4,600     159,850
   Longs Drug Stores Corporation                             12,100     312,330

                                                                        594,805

  Transportation (4.8%)
   Alexander & Baldwin, Inc.                                 13,200     301,125
   Norfolk Southern Corporation                               9,600     196,800

                                                                        497,925

  Miscellaneous (6.4%)
   Kelly Services                                             9,400     236,174
   Michael Foods, Inc.                                       10,300     253,638
   PG & E Corporation                                         8,373     171,647

                                                                        661,459

      Total common stock (cost: $8,932,429)                           9,805,994


Money Market Mutual Funds (4.9%)
  Armada Money Market Fund                                 205,145      205,145
  Dreyfus Cash Management                                  151,391      151,391
  Merrill Lynch Institutional Fund                         151,258      151,258

      Total money market mutual funds (cost: $507,794)                  507,794


Total investments (cost: $9,440,223)                                $10,313,788

*does not pay cash dividends

                All investments are in United States enterprises.
    The accompanying notes are an integral part of the financial statements.

                          NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

American United Life Pooled Equity Fund B (Fund B) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. Fund B was established by and is managed by American United Life Insurance Company (AUL) for the purpose of issuing group and individual variable annuities.

Investments are valued at closing prices for those securities traded on organized exchanges and at bid prices for securities traded over-the-counter. Gains and losses on the sale of investments are determined on a first-in, first-out (FIFO) basis. Investment transactions are accounted for on a trade date basis.

Dividends are included in income as of the ex-dividend date. Interest income is accrued daily.

Operations of Fund B are part of, and are taxed with, the operations of AUL, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, investment income, including realized and unrealized capital gains of Fund B, is not taxed to AUL to the extent it is applied to increase reserves under the contracts. Fund B has not been charged for federal and state income taxes since none have been imposed.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investments

Net realized gain and unrealized appreciation on investments is summarized below.

                                                         Common
                                                          Stock

Net Realized Gain:
  Proceeds from securities sold                       $  7,189,166
  Cost of securities sold                                4,323,496

                                                      $  2,865,670


Net change in Unrealized Appreciation:
  Market value at end of period                       $  9,805,994
  Less: investments purchased                           (4,436,663)
  Add: investments sold at cost                          4,323,496
  Less: market value at beginning of year              (12,802,622)

                                                      $ (3,109,795)

3. Transactions With AUL

Fund B pays AUL an annual fee of 1.2% of its average daily net assets for providing investment management services and for mortality and expense charges. The expenses incurred during the years ended December 31, 1999 and 1998 were $152,927 and $170,061, respectively.

AUL withholds a portion of the proceeds obtained from contract owners to pay commissions and certain expenses under a sales and administrative services agreement with Fund B. The amount AUL retained during the years ended December 31, 1999 and 1998 were $3,709 and $8,980, respectively.

4. Net Assets

Net assets as of December 31, 1999:
Proceeds from units sold less payments
  for units withdrawn and redeemed                   $ (12,548,483)
Net investment income                                    4,349,762
Net realized gains                                      17,795,955
Unrealized appreciation                                    873,565

                                                     $  10,470,799


The unrealized appreciation of $873,565 consists of common stock appreciation and depreciation of $2,191,485 and $1,317,920, respectively.

                              FINANCIAL HIGHLIGHTS

The per unit amounts are based on average units outstanding throughout the year.



                                                         Year Ended December 31

                                         1999          1998         1997         1996         1995


Investment income                    $     0.36  $      0.33  $       0.28 $       0.26 $       0.24
Expenses                                   0.20         0.19          0.16         0.13         0.11

Net investment income                      0.16         0.14          0.12         0.13         0.13

Net realized gain and unrealized
  appreciation on investments             (0.44)        0.87          3.42         1.73         1.52



Net increase (decrease)                   (0.28)        1.01          3.54         1.86         1.65
Value per unit:
  Beginning of year                       16.32        15.31         11.77         9.91         8.26

  End of year                       $     16.04  $     16.32  $      15.31 $      11.77 $       9.91


Ratio to Average Net
Assets:
  Expenses                                1.20%        1.20%         1.20%        1.20%        1.20%
  Net investment income                   0.97%        0.90%         0.90%        1.25%        1.39%

Total Return                             (0.8%)         7.6%         31.2%        19.8%        21.1%

Portfolio Turnover Rate                     37%          29%           28%          18%          20%

Units outstanding                           653          841           933        1,068        1,264
(in 000s)

    The accompanying notes are an integral part of the financial statements.
                                       15
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                                       16

American United Life Insurance Company
           Pooled Equity Fund B
           P.O. Box 1995
           Indianapolis, IN 46206-9101

FIRST CLASS MAIL
P-9964B(1/00)